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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 30, 2000


                   OPTION ONE MORTGAGE ACCEPTANCE CORPORATION

            (AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT,
           DATED AS OF OCTOBER 1, 2000, PROVIDING FOR THE ISSUANCE OF
                           ASSET-BACKED CERTIFICATES,
                                 SERIES 2000-4)


                   Option One Mortgage Acceptance Corporation
                  ---------------------------------------------
             (Exact name of registrant as specified in its charter)
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         Delaware                    333-96403                33-0727357
         --------                    ---------                ----------
(State or Other Jurisdiction        (Commission           (I.R.S. Employer
of Incorporation)                   File Number)          Identification Number)

         3 Ada
         Irvine, California                                      92618
         ------------------                                      -----
(Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number, including area code:  (949) 790-8100
                                                     --------------



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                                                      -2-


Item 2.  Acquisition or Disposition of Assets
         ------------------------------------

Description of the Certificates and the Mortgage Pool

                  On October 30, 2000, a single series of certificates, entitled Option One Mortgage Loan Trust, Asset-Backed Certificates, Series 2000-4 (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of October 1, 2000 (the "Agreement"), attached hereto as Exhibit 4.1, among Option Mortgage Acceptance Corporation as depositor (the "Depositor"), Option One Mortgage Corporation ("Option One") as master servicer (the "Master Servicer") and Wells Fargo Bank Minnesota, N.A. as trustee (the "Trustee"). The Certificates consist of seven classes of certificates (collectively, the "Certificates"), designated as the "Class A Certificates", "Class M-1 Certificates", "Class M-2 Certificates", "Class M-3 Certificates", "Class C Certificates", "Class P Certificates" and "Class R Certificates". The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting of a pool of mortgage loans (the "Mortgage Pool") of conventional, one- to four- family, adjustable rate, first lien mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans"). The Mortgage Pool consist of Mortgage Loans having an aggregate principal balance of $70,272,512.90 as of October 1, 2000 (the "Cut-off Date"). The Mortgage Loans were purchased pursuant to (i) the Mortgage Loan Purchase Agreements, dated October 27, 2000, among Option One, Option One Owner Trust 2000-2 and Option One Owner Trust 2000-3, as applicable, as sellers and the Depositor (the "Mortgage Loan Purchase Agreements") and (ii) the Mortgage Loan Purchase Agreement, dated October 27, 2000, between Option One and the Depositor (the "Option One Purchase Agreement"). The Class A Certificates, the Class M-1 Certificates, the Class M-2 Certificates and the Class M-3 Certificates were sold by the Depositor to Greenwich Capital Markets, Inc. (the "Underwriter"), pursuant to an Underwriting Agreement, dated October 27, 2000 (the "Underwriting Agreement") among the Depositor, Option One and the Underwriter.

                  The Certificates have the following initial Certificate Balances and Pass-Through Rates:


                             Initial Certificate
        Class               Principal Balance or              Pass-Through Rate
        -----                  Notional Amount                ----------------
                               ---------------

          A                   $      87,000,000                    Variable
         M-1                  $       4,500,000                    Variable
         M-2                  $       3,500,000                    Variable
         M-3                  $       3,000,000                    Variable
          C                   $       1,999,900                    Variable
          P                   $             100                       N/A




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                                                      -3-


                             Initial Certificate
        Class               Principal Balance or              Pass-Through Rate
        -----                  Notional Amount                ----------------
                               ---------------
          R                          100%                             N/A

                  The Certificates, other than the Class C Certificates, the Class P Certificates and the Class R Certificates, and the Mortgage Loans are more particularly described in the Prospectus, dated April 20, 2000, and the Prospectus Supplement, dated October 27, 2000, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class C Certificates, the Class P Certificates and the Class R Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.

Item 7.  Financial Statements and Exhibits
         ---------------------------------

               (a)      Not applicable

               (b)      Not applicable

               (c)      Exhibits


                  Exhibit No.                           Description
                  -----------                           -----------

                      4.1 Pooling and Servicing Agreement, dated as of October 1, 2000, by and among Option One Mortgage Acceptance Corporation as Depositor, Option One Mortgage Corporation as Master Servicer and Wells Fargo Bank
                                            Minnesota, N.A. as Trustee, relating
                                            to the Series 2000-4 Certificates.





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                                   SIGNATURES


                   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  October 30, 2000

                                              OPTION ONE MORTGAGE
                                              ACCEPTANCE CORPORATION


                                              By:      /s/ William O'Neill
                                                       -------------------
                                              Name:    William O'Neill
                                              Title:   Treasurer





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
                                                 Index to Exhibits
                                                 -----------------



                                                                                                 Sequentially
       Exhibit No.                                  Description                                 Numbered Page
       -----------                                  -----------                                 -------------
           4.1              Pooling and Servicing Agreement, dated as of                              7
                            October 1, 2000, by and among Option One
                            Mortgage Acceptance Corporation as Depositor,
                            Option One Mortgage Corporation as Master
                            Servicer and Wells Fargo Bank Minnesota, N.A.
                            as Trustee relating to the Series 2000-4
                            Certificates.